Exhibit 10(b)

                         Consent of Shearman & Sterling

      We hereby consent to the reference to our firm included in Part A and Part B of Mercury Master Trust, filed as part of Amendment No. 10 to the Registration Statement (File No. 811-09049),

                                         /s/ Shearman & Sterling
                                         ---------------------------
                                         Shearman & Sterling

New York, New York
September 21, 2001